Shareholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Shareholders' Equity
Shareholders’ Equity
Our authorized capital stock consists of 750,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share.
Common Stock
Subject to the rights of the holders of any shares of Preferred Stock currently outstanding or which may be issued in the future, the holders of the Common Stock are entitled to receive dividends from our funds legally available when, as and if declared by our Board of Directors, and are entitled to share ratably in all of our assets available for distribution to holders of Common Stock upon the liquidation, dissolution or winding-up of our affairs subject to the liquidation preference, if any, of any then outstanding shares of Preferred Stock. Holders of our Common Stock do not have any preemptive, subscription, redemption or conversion rights. Holders of our Common Stock are entitled to one vote per share on all matters which they are entitled to vote upon at meetings of stockholders or upon actions taken by written consent pursuant to Delaware corporate law. The holders of our Common Stock do not have cumulative voting rights, which means that the holders of a plurality of the outstanding shares can elect all of our directors. All of the shares of our Common Stock currently issued and outstanding are fully-paid and nonassessable. No dividends have been paid to holders of our Common Stock since our incorporation, and no cash dividends are anticipated to be declared or paid on our Common Stock in the reasonably foreseeable future.
In addition to our equity-based compensation plans, we have issued warrants to purchase our Common Stock. Refer to Note 9 for additional information on our share-based compensation plans. The table below provides additional information for warrants outstanding as of December 31, 2017.

	Number of warrants	Weighted average exercise price	Expiration date
Outstanding at December 31, 2016	639,598	$0.86	Various from January 2017 through March 2017
Exercised	(416,295)	0.86
Expired	(223,303)	0.86
Outstanding and Exercisable at December 31, 2017	—	$—

Of the 416,295 Common Stock warrants exercised, 6,895 shares were surrendered in lieu of a cash payment via the net exercise feature of the warrant agreements.
Preferred Stock
Under our certificate of incorporation, our Board of Directors has the authority, without further action by stockholders, to designate up to 10 million shares of Preferred Stock in one or more series and to fix or alter, from time to time, the designations, powers and rights of each series of Preferred Stock and the qualifications, limitations or restrictions of any series of Preferred Stock, including dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preference of any wholly issued series of Preferred Stock, any or all of which may be greater than the rights of the Common Stock, and to establish the number of shares constituting any such series.
Of the authorized Preferred Stock, 4,000,000 shares, 500,000 shares and 2,000,000 shares were designated Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, respectively. As of December 31, 2017 and 2016, there were no shares of Series A Preferred Stock, Series C Preferred Stock or Series D Preferred Stock issued or outstanding.